Exhibit 99.1

Occidental Announces 1st Quarter 2019 Results

•                 Returned over $800 million to shareholders through dividends and share repurchases

•                 Exceeded pre-tax income guidance for both Chemical and Midstream and Marketing

•                 Exceeded the high end of guidance with production of 719,000 BOE per day

•                 Permian Resources production of 261,000 BOE per day

•                 International production of 298,000 BOE per day exceeded guidance

HOUSTON — May 5, 2019 — Occidental Petroleum Corporation (NYSE:OXY) today announced net and core income for the first quarter of 2019 of $631 million, or $0.84 per diluted share. Net and core income for the fourth quarter of 2018 was $706 million, or $0.93 per diluted share, and $922 million, or $1.22 per diluted share, respectively.

“We’re proud to have completed another strong quarter with all three of our business segments performing exceptionally well. Occidental continues to execute on its returns-focused strategy of generating free cash flow and value-based production growth,” said President and Chief Executive Officer Vicki Hollub. “We returned approximately $800 million to shareholders in the first quarter through dividends and share repurchases.”

QUARTERLY RESULTS

Oil and Gas

Oil and gas pre-tax income for the first quarter of 2019 was $484 million, compared to $145 million for the prior quarter. Excluding impairment charges, oil and gas pre-tax core income for the fourth quarter of 2018 was $365 million. The increase in first quarter core income, compared to the prior quarter, reflected lower depreciation, depletion and amortization rates for 2019 as well as a positive non-cash mark-to-market adjustment on carbon dioxide purchase contracts.

Total average daily production volumes exceeded guidance at 719,000 barrels of oil equivalent (BOE) for the first quarter of 2019, compared to 700,000 BOE for the fourth quarter of 2018. Permian Resources average daily production volumes came in at the high end of guidance at 261,000 BOE for the first quarter of 2019, an increase of 4 percent from the prior quarter due to improved well performance and development activity. Year-over-year, Permian Resources production for the first quarter of 2019 increased by 47 percent. International average daily production volumes exceeded guidance at 298,000 BOE for the first quarter of 2019, compared to 290,000 BOE for the fourth quarter of 2018, due to increased production in Oman.

For the first quarter of 2019, average WTI and Brent marker prices were $54.90 per barrel and $63.90 per barrel, respectively. Average worldwide realized crude oil prices decreased by 6 percent from the prior quarter to $52.62 per barrel in the first quarter of 2019. Average worldwide realized NGL prices decreased by 21 percent from the prior quarter to $18.14 per BOE in the first quarter of 2019.

Chemical

Chemical pre-tax income for the first quarter of 2019 was $265 million, compared to $223 million for the fourth quarter of 2018. The increase in income reflected favorable feedstock costs, primarily ethylene and natural gas, along with fees received under a pipeline easement agreement executed in the first quarter of 2019, partially offset by lower realized caustic soda pricing and demand. In addition, production in the first quarter of 2019 was negatively impacted by a third-party tank farm fire in Deer Park, Texas, as various operations were curtailed. These facilities have resumed safe operations.

Midstream and Marketing

Midstream and marketing pre-tax income for the first quarter of 2019 was $279 million, compared to $675 million for the fourth quarter of 2018. The decrease in income reflected lower Midland-to-Gulf-Coast spreads as well as non-cash mark-to-market losses in the first quarter of 2019.

Conference Call Information

Occidental has moved its conference call to Monday, May 6, 2019, at 8 a.m. Eastern/7 a.m. Central. The conference call may be accessed by calling 1-866-871-6512 (international callers dial 1-412-317-5417) or via webcast at oxy.com/investors. A recording of the webcast will be posted on the Investor Relations section of the website within several hours after the call is completed.

Supplemental Non-GAAP Measures

This press release refers to core income and cash flow from operations before working capital, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Definitions and reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP are included in the financial schedules of this press release. Occidental’s definition of these non-GAAP measures may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; technological developments; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from operations, development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; actions by third parties, including service providers; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure to risk management; and changes in laws, regulations or tax rates.

Such factors also include the ultimate outcome of any possible transaction between Occidental and Anadarko, including the possibility that Anadarko will reject the proposed transaction with Occidental or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether Anadarko will cooperate with Occidental regarding the proposed transaction; Occidental’s ability to consummate the proposed transaction with Anadarko or the proposed transactions with Total S.A. (Total); the conditions to the completion of the proposed transactions, including the receipt of Anadarko stockholder approval for the proposed transaction between Occidental and Anadarko; that the regulatory approvals required for the proposed transactions may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction with Anadarko, including completion of any contemplated equity investment; Occidental’s indebtedness, including the substantial indebtedness Occidental expects to incur in connection with the proposed transaction with Anadarko and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions contemplated by the binding agreement with Total; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction with Anadarko; the possibility that Occidental may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Anadarko’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Anadarko may be difficult; that Anadarko and Occidental are subject to intense competition and increased competition is expected in the future; general economic conditions that are less favorable than expected.

Words such as “estimate,” “guidance,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “strive,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or “similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligations to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the SEC.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This press release relates to a proposal which Occidental has made for an acquisition of Anadarko. In furtherance of this proposal and subject to future developments, Occidental (and, if a negotiated transaction is agreed, Anadarko) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This press release is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Occidental and/or Anadarko may file with the SEC in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO AND THE PROPOSED TRANSACTIONS. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Occidental and/or Anadarko, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC by Occidental free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental (if and when available) will also be made available free of charge by accessing Occidental’s website at oxy.com.

Participants

This press release is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Occidental and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

About Occidental

Occidental is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment purchases, markets, gathers, processes, transports and stores hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:

Jeff Alvarez

713-215-7864

jeff_alvarez@oxy.com

On the web: oxy.com

Occidental Petroleum Corporation

Quarter 1 2019 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results
• Reconciliation - Diluted EPS

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	Consolidated Condensed Statements of Operations
Reconciliation - Return on Capital Employed

6	Consolidated Condensed Balance Sheets

7	Consolidated Condensed Statement of Cash Flows
Details of Capital Expenditures and Depreciation, Depletion and Amortization

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

10	Oil and Gas $/BOE Costs and Exploration Expense

11	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2018					2019
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income
Reported Income ($ millions)	$708	$848	$1,869	$706	$4,131	$631				$631
Reported EPS - Diluted ($/share)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84				$0.84
Effective tax rate	32%	26%	28%	15%	26%	26%				26%

Core Income (Non-GAAP) ($ millions)	$708	$848	$1,360	$922	$3,838	$631				$631
Core EPS - Diluted (Non-GAAP) ($/share)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84				$0.84
Effective tax rate	32%	26%	27%	12%	25%	26%				26%

Average Shares Outstanding
Basic (millions)	765.6	765.7	761.7	753.8	761.7	748.9				748.9
Diluted (millions)	767.0	767.4	763.3	755.4	763.3	750.5				750.5

Production - Reported
Total US (MBOE/D)	336	358	384	410	372	421				421
US oil (MBBL/D)	228	240	256	274	250	277				277
Worldwide (MBOE/D)	609	639	681	700	658	719				719
Worldwide sales (MBOE/D)	610	622	696	702	658	713				713

Realizations
Worldwide oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62				$52.62
Worldwide NGL ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14				$18.14
Domestic gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36				$1.36

Cash Flows ($ millions)
Operating before working capital	$1,697	$1,988	$2,553	$1,875	$8,113	$1,832				$1,832
Working capital changes	(688)	(232)	(149)	548	(521)	(884)				(884)
Other, net	-	-	-	77	77	-				-
Operating cash flow	$1,009	$1,756	$2,404	$2,500	$7,669	$948				$948
Capital expenditures	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)				$(1,259)

		2018					2019
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$708	$1,556	$3,425	$4,131		$631
Reported EPS - Diluted ($/share)	$0.92	$2.02	$4.45	$5.39		$0.84
Effective tax rate	32%	29%	28%	26%		26%

Core Income (Non-GAAP) ($ millions)	$708	$1,556	$2,916	$3,838		$631
Core EPS - Diluted (Non-GAAP) ($/share)	$0.92	$2.02	$3.79	$5.01		$0.84
Effective tax rate	32%	29%	28%	25%		26%

Average Shares Outstanding
Basic (millions)	765.6	765.7	764.3	761.7		748.9
Diluted (millions)	767.0	767.2	765.8	763.3		750.5

Production - Reported
Total US (MBOE/D)	336	347	359	372		421
US oil (MBBL/D)	228	234	241	250		277
Worldwide (MBOE/D)	609	624	643	658		719
Worldwide sales (MBOE/D)	610	616	643	658		713

Realizations
Worldwide oil ($/BBL)	$61.04	$62.07	$62.29	$60.64		$52.62
Worldwide NGL ($/BBL)	$25.35	$26.34	$27.54	$26.25		$18.14
Domestic gas ($/MCF)	$2.06	$1.76	$1.70	$1.59		$1.36

Cash Flows ($ millions)
Operating before working capital	$1,697	$3,685	$6,238	$8,113		$1,832
Working capital changes	(688)	(920)	(1,069)	(521)		(884)
Other, net	-	-	-	77		-
Operating cash flow	$1,009	$2,765	$5,169	$7,669		$948
Capital expenditures	$(1,032)	$(2,319)	$(3,638)	$(4,975)		$(1,259)

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2018					2019
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54				$54
Foreign	502	495	571	328	1,896	454				454
Exploration	(7)	(15)	(13)	(40)	(75)	(24)				(24)
	750	780	767	145	2,442	484				484
Chemical	298	317	321	223	1,159	265				265
Midstream and Marketing	179	250	1,698	675	2,802	279				279
Segment Income	1,227	1,347	2,786	1,043	6,403	1,028				1,028
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)				(83)
Other	(88)	(106)	(115)	(130)	(439)	(89)				(89)
Pre-tax Income	1,047	1,150	2,579	832	5,608	856				856
Taxes
Federal and state	(95)	(76)	(362)	70	(463)	(74)				(74)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)				(151)
Net Income	$708	$848	$1,869	$706	$4,131	$631				$631

Reported earnings per share
Basic	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84				$0.84
Diluted	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84				$0.84

Effective Tax Rate	32%	26%	28%	15%	26%	26%				26%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-				$-
Foreign	-	-	(196)	(220)	(416)	-				-
Exploration	-	-	-	-	-	-				-
	-	-	(196)	(220)	(416)	-				-
Chemical	-	-	-	-	-	-				-
Midstream and Marketing	-	-	902	5	907	-				-
Segment Income (Loss)	-	-	706	(215)	491	-				-
Corporate
Other	-	-	-	-	-	-				-
Pre-tax Income (Loss)	-	-	706	(215)	491	-				-
Taxes
Federal and state	-	-	(197)	(1)	(198)	-				-
Foreign	-	-	-	-	-	-				-
Net Income	$-	$-	$509	$(216)	$293	$-				$-

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54				$54
Foreign	502	495	767	548	2,312	454				454
Exploration	(7)	(15)	(13)	(40)	(75)	(24)				(24)
	750	780	963	365	2,858	484				484
Chemical	298	317	321	223	1,159	265				265
Midstream and Marketing	179	250	796	670	1,895	279				279
Segment Income	1,227	1,347	2,080	1,258	5,912	1,028				1,028
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)				(83)
Other	(88)	(106)	(115)	(130)	(439)	(89)				(89)
Pre-tax Income	1,047	1,150	1,873	1,047	5,117	856				856
Taxes
Federal and state	(95)	(76)	(165)	71	(265)	(74)				(74)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)				(151)
Core Income	$708	$848	$1,360	$922	$3,838	$631				$631

Core earnings per share
Basic	$0.92	$1.10	$1.78	$1.22	$5.02	$0.84				$0.84
Diluted	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84				$0.84

Effective Tax Rate	32%	26%	27%	12%	25%	26%				26%

Non-GAAP Measure

Core income is a non-GAAP measure.  Occidental defines core income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount.  These events may recur, even across successive reporting periods.  This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods.  Reported net income is considered representative of management’s performance over the long term, and core income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2018					2019
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42				$42
Foreign	255	247	260	62	824	248				248
Exploration	(7)	(12)	(11)	(34)	(64)	(22)				(22)
	447	468	412	(83)	1,244	268				268
Chemical	230	247	248	160	885	205				205
Midstream and Marketing	146	209	1,342	541	2,238	227				227
Segment Income	823	924	2,002	618	4,367	700				700
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)				(83)
Other	(88)	(106)	(115)	(130)	(439)	(89)				(89)
Taxes	65	121	74	299	559	103				103
Net Income	$708	$848	$1,869	$706	$4,131	$631				$631

Reported earnings per share
Basic	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84				$0.84
Diluted	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84				$0.84

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-				$-
Foreign	-	-	(196)	(220)	(416)	-				-
Exploration	-	-	-	-	-	-				-
	-	-	(196)	(220)	(416)	-				-
Chemical	-	-	-	-	-	-				-
Midstream and Marketing	-	-	705	4	709	-				-
Segment Income (Loss)	-	-	509	(216)	293	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	-	-	-	-	-	-				-
Taxes	-	-	-	-	-	-				-
Net Income	$-	$-	$509	$(216)	$293	$-				$-

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42				$42
Foreign	255	247	456	282	1,240	248				248
Exploration	(7)	(12)	(11)	(34)	(64)	(22)				(22)
	447	468	608	137	1,660	268				268
Chemical	230	247	248	160	885	205				205
Midstream and Marketing	146	209	637	537	1,529	227				227
Segment Income	823	924	1,493	834	4,074	700				700
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)				(83)
Other	(88)	(106)	(115)	(130)	(439)	(89)				(89)
Taxes	65	121	74	299	559	103				103
Core Income	$708	$848	$1,360	$922	$3,838	$631				$631

Core earnings per share
Basic	$0.92	$1.10	$1.78	$1.22	$5.02	$0.84				$0.84
Diluted	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84				$0.84

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84				$0.84
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-				$-
Foreign	-	-	(0.26)	(0.29)	(0.55)	-				-
Exploration	-	-	-	-	-	-				-
Chemical	-	-	-	-	-	-				-
Midstream and Marketing	-	-	0.93	-	0.93	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	-	-	-	-	-	-				-
Taxes	-	-	-	-	-	-				-
Total After-Tax Non-Core Adjustments	$-	$-	$0.67	$(0.29)	$0.38	$-				$-

Core Diluted Earnings Per Share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84				$0.84

Average Diluted Shares Outstanding (millions)	767.0	767.4	763.3	755.4	763.3	750.5				750.5

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core income divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2018					2019
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
No non-core items	$-	$-	$-	$-	$-	$-				$-
	-	-	-	-	-	-				-
Foreign
Asset impairments and related items	-	-	(196)	(220)	(416)	-				-
	-	-	(196)	(220)	(416)	-				-

Total Oil and Gas	-	-	(196)	(220)	(416)	-				-

Chemical
No non-core items	-	-	-	-	-	-				-
Total Chemical	-	-	-	-	-	-				-

Midstream and Marketing
Asset and equity investment gains	-	-	902	5	907	-				-
Total Midstream and Marketing	-	-	902	5	907	-				-

Corporate
No non-core items	-	-	-	-	-	-				-
Total Corporate	-	-	-	-	-	-				-

Taxes	-	-	(197)	(1)	(198)	-				-
Totals	$-	$-	$509	$(216)	$293	$-				$-

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
After Tax Allocations
Oil & Gas
Domestic
No non-core items	$-	$-	$-	$-	$-	$-				$-
	-	-	-	-	-	-				-
Foreign
Asset impairments and related items	-	-	(196)	(220)	(416)	-				-
	-	-	(196)	(220)	(416)	-				-

Total Oil and Gas	-	-	(196)	(220)	(416)	-				-

Chemical
No non-core items	-	-	-	-	-	-				-
Total Chemical	-	-	-	-	-	-				-

Midstream and Marketing
Asset and equity sales gains	-	-	705	4	709	-				-
Total Midstream and Marketing	-	-	705	4	709	-				-

Corporate
No non-core items	-	-	-	-	-	-				-
Total Corporate	-	-	-	-	-	-				-

Taxes	-	-	-	-	-	-				-
Income From Continuing Operations	-	-	509	(216)	293	-				-
Totals	$-	$-	$509	$(216)	$293	$-				$-

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,454	$2,531	$2,889	$2,567	$10,441	$2,351				$2,351
Chemical	1,154	1,176	1,185	1,142	4,657	1,059				1,059
Midstream and Marketing	389	603	1,367	1,297	3,656	816				816
Eliminations	(234)	(227)	(225)	(244)	(930)	(222)				(222)
	3,763	4,083	5,216	4,762	17,824	4,004				4,004
Interest, dividends and other income	29	38	34	35	136	78				78
Gains on sale of assets, net	33	10	926	5	974	7				7
	3,825	4,131	6,176	4,802	18,934	4,089				4,089

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,350	1,365	1,443	1,605	5,763	1,345				1,345
Purchased commodities	13	100	343	349	805	365				365
Selling, general and administrative expenses	130	142	151	162	585	140				140
Other operating and non-operating expenses	177	260	280	311	1,028	238				238
Taxes other than on income	108	115	110	106	439	111				111
Depreciation, depletion and amortization	921	947	1,023	1,086	3,977	973				973
Asset impairments and related items	30	12	214	305	561	-				—
Exploration expense	15	21	24	50	110	36				36
Interest and debt expense, net	97	97	96	99	389	98				98
	2,841	3,059	3,684	4,073	13,657	3,306				3,306
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	984	1,072	2,492	729	5,277	783				783
Provision for domestic and foreign income taxes	(339)	(302)	(710)	(126)	(1,477)	(225)				(225)
Income from equity investments	63	78	87	103	331	73				73
NET INCOME	$708	$848	$1,869	$706	$4,131	$631				$631

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84				$0.84
DILUTED EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84				$0.84

DIVIDENDS PER COMMON SHARE	$0.77	$0.77	$0.78	$0.78	$3.10	$0.78				$0.78

AVERAGE COMMON SHARES OUTSTANDING
BASIC	765.6	765.7	761.7	753.8	761.7	748.9				748.9
DILUTED	767.0	767.4	763.3	755.4	763.3	750.5				750.5

Reconciliation - Return on Capital Employed
Net Income					$4,131	$631
Interest and debt expense, net					389	98
Interest income					(33)	(15)
Income tax					(75)	(17)
Net Income plus after-tax net interest expense					$4,412	$697

Net Income plus after-tax net interest expense (annualized)					$4,412	$2,788

Long-term debt, net (current and long-term) at December 31, 2017					$9,828
Total stockholders' equity at December 31, 2017					20,572
Total debt and stockholders' equity at December 31, 2017					$30,400

Long-term debt, net (current and long-term) at December 31, 2018					$10,317	$10,317
Total stockholders’ equity at December 31, 2018					21,330	21,330
Total debt and stockholders’ equity at December 31, 2018					$31,647	$31,647

Long-term debt, net (current and long-term) at March 31, 2019						$10,319
Total stockholders’ equity at March 31, 2019						21,236
Total debt and stockholders’ equity at March 31, 2019						$31,555

Average capital employed					$31,024	$31,601

Return on capital employed (annualized)					14%	9%

Reconciliation - Cash Return on Capital Employed
Net Income plus after-tax net interest expense					$4,412	$697
Depreciation, depletion and amortization (DD&A)					3,977	973
Net Income plus after-tax net interest expense and DD&A					$8,389	$1,670

Net Income plus after-tax net interest expense and DD&A (annualized)					$8,389	$6,680

Cash return on capital employed (annualized)					27%	21%

Non-GAAP Measure

ROCE is defined by Occidental as net income plus after-tax net interest expense divided by average total debt plus stockholders’ equity. CROCE is ROCE that adds back DD&A. This definition may differ from the definition used by other companies. Management believes that ROCE and CROCE are useful to investors as a performance measure when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. ROCE and CROCE are not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2018				2019
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,606	$1,362	$2,954	$3,033	$1,752
Trade receivables, net	5,184	5,521	6,000	4,893	5,310
Inventories	1,057	1,347	1,009	1,260	1,484
Assets held for sale	335	1,664	-	-	-
Other current assets	712	1,096	1,149	746	724
Total current assets	8,894	10,990	11,112	9,932	9,270
INVESTMENTS
Investments in unconsolidated entities	1,509	1,551	1,568	1,680	1,725
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,262	71,214	72,980	74,420	75,813
Accumulated depreciation, depletion and amortization	(39,918)	(40,782)	(41,825)	(42,983)	(43,913)
	31,344	30,432	31,155	31,437	31,900
OPERATING LEASE ASSETS	-	-	-	-	684
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,061	1,094	1,122	805	801
TOTAL ASSETS	$42,808	$44,067	$44,957	$43,854	$44,380

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$116	$116	$116
Current lease liabilities	-	-	-	-	240
Accounts payable	5,059	5,412	5,443	4,885	5,261
Accrued liabilities	2,011	2,521	2,813	2,411	1,920
Liabilities of assets held for sale	-	145	-	-	-
Total current liabilities	7,070	8,078	8,372	7,412	7,537
LONG-TERM DEBT, NET	10,309	10,312	10,198	10,201	10,203
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	659	738	1,162	907	918
Asset retirement obligations	1,248	1,244	1,249	1,424	1,430
Pension and post retirement obligations	1,008	1,010	828	809	816
Environmental remediation reserves	729	731	740	762	755
Lease liabilities	-	-	-	-	465
Other	1,063	1,023	919	1,009	1,020
	4,707	4,746	4,898	4,911	5,404
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179
Treasury stock	(9,168)	(9,268)	(10,162)	(10,473)	(10,653)
Additional paid-in capital	7,916	7,967	7,991	8,046	8,083
Retained earnings	22,107	22,361	23,635	23,750	23,795
Accumulated other comprehensive loss	(312)	(308)	(154)	(172)	(168)
Total equity attributable to common stock	20,722	20,931	21,489	21,330	21,236

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,808	$44,067	$44,957	$43,854	$44,380

SCHEDULE 7

Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(Amounts in millions)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$708	$848	$1,869	$706	$4,131	$631				$631
Depreciation, depletion and amortization (see detail below)	921	947	1,023	1,086	3,977	973				973
Deferred income tax (benefit) provision	94	77	379	(179)	371	10				10
Asset impairments and other non-cash charges	(26)	116	(718)	262	(366)	218				218
Operating cash flow before working capital	1,697	1,988	2,553	1,875	8,113	1,832				1,832
Working capital changes	(688)	(232)	(149)	548	(521)	(884)				(884)
Other, net	-	-	-	77	77	-				-
Operating cash flow	1,009	1,756	2,404	2,500	7,669	948				948

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)	(1,259)				(1,259)
Payments for purchases of assets and businesses	(177)	(65)	(484)	(202)	(928)	(69)				(69)
Sales of assets, net	275	55	2,415	79	2,824	16				16
Changes in capital accrual	(45)	39	13	48	55	(51)				(51)
Other investing activities	8	(57)	(39)	(94)	(182)	(52)				(52)
Investing cash flow	(971)	(1,315)	586	(1,506)	(3,206)	(1,415)				(1,415)

FINANCING CASH FLOW
Cash dividends paid	(592)	(593)	(595)	(594)	(2,374)	(591)				(591)
Purchases of treasury stock	-	(97)	(811)	(340)	(1,248)	(237)				(237)
Proceeds from long-term debt, net	978	-	-	-	978	-				-
Payment of long-term debt	(500)	-	-	-	(500)	-				-
Other financing activities	10	5	8	19	42	14				14
Financing cash flow	(104)	(685)	(1,398)	(915)	(3,102)	(814)				(814)

Increase (decrease) in cash and cash equivalents	(66)	(244)	1,592	79	1,361	(1,281)				(1,281)
Cash and cash equivalents - beginning of period	1,672	1,606	1,362	2,954	1,672	3,033				3,033
Cash and cash equivalents - end of period	$1,606	$1,362	$2,954	$3,033	$3,033	$1,752				$1,752

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$556	$611	$652	$2,321	$570				$570
Latin America	27	25	26	24	102	26				26
Middle East	208	183	209	231	831	199				199
Chemical	87	88	89	90	354	89				89
Midstream and Marketing	87	86	78	80	331	79				79
Corporate	10	9	10	9	38	10				10
	$921	$947	$1,023	$1,086	$3,977	$973				$973

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(574)	$(742)	$(783)	$(674)	$(2,773)	$(775)				$(775)
Permian EOR	(124)	(116)	(119)	(159)	(518)	(133)				(133)
Other Domestic	(4)	(2)	-	(3)	(9)	(6)				(6)
Latin America	(28)	(59)	(54)	(71)	(212)	(34)				(34)
Middle East	(174)	(180)	(160)	(151)	(665)	(155)				(155)
Exploration Drilling	(36)	(25)	(48)	(127)	(236)	(77)				(77)
Chemical	(41)	(60)	(74)	(96)	(271)	(38)				(38)
Midstream and Marketing	(44)	(81)	(68)	(23)	(216)	(26)				(26)
Corporate	(7)	(22)	(13)	(33)	(75)	(15)				(15)
	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)				$(1,259)

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2018					2019
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	177	201	225	250	214	261				261
Permian EOR	154	153	155	156	154	156				156
Other Domestic	5	4	4	4	4	4				4
Total	336	358	384	410	372	421				421

Latin America	33	32	31	31	32	33				33

Middle East
Al Hosn	61	68	81	82	73	82				82
Dolphin	36	41	41	40	40	40				40
Oman	85	89	88	84	86	91				91
Qatar	58	51	56	53	55	52				52
Total	240	249	266	259	254	265				265

TOTAL REPORTED PRODUCTION	609	639	681	700	658	719				719

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	109	123	139	155	132	157				157
Permian EOR	117	116	116	118	117	118				118
Other Domestic	2	1	1	1	1	2				2
Total	228	240	256	274	250	277				277
NGLs (MBBL)
Permian Resources	31	37	41	45	38	49				49
Permian EOR	28	28	31	30	29	30				30
Other Domestic	-	-	1	-	-	-				-
Total	59	65	73	75	67	79				79
Natural Gas (MMCF)
Permian Resources	222	246	270	300	261	330				330
Permian EOR	56	54	48	48	50	46				46
Other Domestic	16	16	14	17	16	13				13
Total	294	316	332	365	327	389				389

Latin America
Oil (MBBL)	32	31	30	30	31	32				32
Natural Gas (MMCF)	6	6	6	6	6	7				7

Middle East
Oil (MBBL)
Al Hosn	11	12	14	15	13	14				14
Dolphin	6	7	7	6	7	6				6
Oman	64	65	63	62	63	68				68
Qatar	58	51	56	53	55	52				52
Total	139	135	140	136	138	140				140
NGLs (MBBL)
Al Hosn	19	22	26	26	23	26				26
Dolphin	7	8	8	8	8	8				8
Total	26	30	34	34	31	34				34
Natural Gas (MMCF)
Al Hosn	183	204	246	245	220	250				250
Dolphin	139	156	158	154	152	154				154
Oman	127	146	148	134	139	140				140
Total	449	506	552	533	511	544				544

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2018					2019
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	336	358	384	410	372	421				421

Latin America	33	31	32	30	32	28				28

Middle East
Al Hosn	61	68	81	82	73	82				82
Dolphin	37	41	41	41	40	39				39
Oman	85	72	102	86	86	91				91
Qatar	58	52	56	53	55	52				52
Total	241	233	280	262	254	264				264

TOTAL REPORTED SALES	610	622	696	702	658	713				713

REALIZED PRICES
United States
Oil ($/BBL)	$61.03	$61.08	$56.36	$48.25	$56.30	$48.38				$48.38
NGLs ($/BBL)	$26.89	$28.87	$31.82	$23.10	$27.64	$16.79				$16.79
Natural Gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36				$1.36

Latin America
Oil ($/BBL)	$59.24	$65.66	$69.94	$62.49	$64.32	$55.52				$55.52
Natural Gas ($/MCF)	$5.68	$6.07	$6.74	$7.39	$6.43	$7.37				$7.37

Middle East
Oil ($/BBL)	$61.45	$66.59	$71.71	$70.30	$67.69	$60.50				$60.50
NGLs ($/BBL)	$21.89	$23.58	$24.66	$22.38	$23.20	$21.30				$21.30

Total Worldwide
Oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62				$52.62
NGLs ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14				$18.14
Natural Gas ($/MCF)	$1.82	$1.58	$1.62	$1.51	$1.62	$1.55				$1.55

Index Prices
WTI Oil ($/BBL)	$62.87	$67.88	$69.50	$58.81	$64.77	$54.90				$54.90
Brent Oil ($/BBL)	$67.18	$74.90	$75.97	$68.08	$71.53	$63.90				$63.90
NYMEX Natural Gas ($/MCF)	$2.87	$2.75	$2.88	$3.40	$2.97	$3.24				$3.24

Percentage of Index Prices
Worldwide oil as a percentage of WTI	97%	93%	90%	95%	94%	96%				96%
Worldwide oil as a percentage of Brent	91%	84%	82%	82%	85%	82%				82%
Worldwide NGL as a percentage of WTI	40%	40%	43%	39%	41%	33%				33%
Worldwide NGL as a percentage of Brent	38%	36%	39%	34%	37%	28%				28%
Domestic gas as a percentage of NYMEX	72%	54%	55%	39%	54%	42%				42%

SCHEDULE 10

Occidental Petroleum Corporation

Oil and Gas Costs

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.32	$12.80	$12.39	$11.35	$12.41	$11.90				$11.90
Latin America	$12.17	$12.17	$13.18	$15.86	$13.32	$14.37				$14.37
Middle East	$10.75	$11.44	$10.56	$12.09	$11.20	$10.71				$10.71
Total Oil and Gas	$12.24	$12.26	$11.69	$11.82	$11.98	$11.55				$11.55

Taxes other than on income ($/BOE)
United States	$3.27	$3.19	$2.91	$2.68	$3.00	$2.79				$2.79
Total Oil and Gas	$1.82	$1.86	$1.63	$1.59	$1.72	$1.68				$1.68

DD&A expense ($/BOE)
United States	$16.63	$17.07	$17.28	$17.27	$17.08	$15.04				$15.04
Latin America	$8.99	$8.95	$8.81	$8.77	$8.88	$10.38				$10.38
Middle East	$9.62	$8.58	$8.15	$9.59	$8.96	$8.40				$8.40
Total Oil and Gas	$13.44	$13.48	$13.22	$14.05	$13.56	$12.40				$12.40

G&A and other operating expenses ($/BOE)	$2.74	$2.96	$3.17	$5.82	$3.79	$2.92				$2.92

Exploration Expense ($ millions)
United States	$8	$17	$17	$22	$64	$16				$16
Latin America	1	1	6	11	19	1				1
Middle East	6	3	1	17	27	19				19
	$15	$21	$24	$50	$110	$36				$36

SCHEDULE 11

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$381	$750	$780	$963		$365
Sales price	235	66	(22)	(325)		(73)
Sales volume	(68)	(20)	254	(4)		(127)
Operating expenses	(11)	(23)	(54)	(15)		22
DD&A rate	171	(5)	43	(38)		114
Exploration expense	41	(7)	(2)	(27)		15
All others	1	19	(36)	(189)		168
Current quarter core income	$750	$780	$963	$365		$484

Chemical
Prior quarter core income	$217	$298	$317	$321		$223
Sales price	36	5	11	(26)		(62)
Sales volume / mix	(10)	10	15	13		(23)
Operations / manufacturing	46	6	(31)	(71)		74
All others	9	(2)	9	(14)		53
Current quarter core income	$298	$317	$321	$223		$265

Midstream and Marketing
Prior quarter core income	$129	$179	$250	$796		$670
Marketing	(9)	121	481	(71)		(375)
Gas plants	63	(75)	26	10		(12)
Pipelines	(6)	20	33	(56)		(28)
Power generation	1	5	6	(9)		(1)
All others	1	-	-	-		25
Current quarter core income	$179	$250	$796	$670		$279

Year-over-Year
Oil & Gas
Prior year core income	$220	$117	$139	$381	$857	$750				$750
Sales price	410	624	672	9	1,715	(394)				(394)
Sales volume	(25)	(159)	24	23	(137)	143				143
Operating expenses	(24)	(43)	(127)	(103)	(297)	(70)				(70)
DD&A rate	175	220	255	253	903	112				112
Exploration expense	(4)	(13)	(16)	5	(28)	(21)				(21)
All others	(2)	34	16	(203)	(155)	(36)				(36)
Current quarter core income	$750	$780	$963	$365	$2,858	$484				$484

Chemical
Prior year core income	$170	$230	$200	$217	$817	$298				$298
Sales price	135	86	39	17	277	(64)				(64)
Sales volume / mix	(33)	(43)	64	22	10	(3)				(3)
Operations / manufacturing	(12)	48	(5)	(37)	(6)	(13)				(13)
All others	38	(4)	23	4	61	47				47
Current quarter core income	$298	$317	$321	$223	$1,159	$265				$265

Midstream and Marketing
Prior year core income (loss)	$(47)	$25	$4	$129	$111	$179				$179
Marketing	129	203	697	521	1,550	158				158
Gas plants	77	15	39	27	158	(48)				(48)
Pipelines	23	11	52	(9)	77	(31)				(31)
Power generation	(3)	1	4	2	4	-				-
All others	-	(5)	-	-	(5)	21				21
Current quarter core income	$179	$250	$796	$670	$1,895	$279				$279